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                                WILLIAM H. ROPER
                                12 Rue Biarritz
                        Newport Beach, California 92660


Date: February 27, 1995

ROPAK Corporation
660 S. State College Blvd.
Fullerton, CA  92631-5138

Attention:  Ronald W. Cameron, Chief Financial Officer

         RE:     CANCELLATION OF STOCK OPTION

Gentlemen:


         This letter will confirm my agreement to the cancellation of that certain stock option granted to me on February 19, 1991 under the 1991 Stock Option Plan of Ropak Corporation covering 44,000 shares of the Company's common stock. The option has been cancelled in consideration of the payment to the undersigned of $222,002.00 by LinPac Mouldings Ltd., receipt of which is hereby acknowledged.


                                                   Sincerely,


                                                   /S/ WILLIAM H. ROPER
                                                   William H. Roper


cc:      Scott M. Williams
         McDermott, Will & Emery
         227 West Monroe Street
         Chicago, Illinois  60606-5096





                                   EXHIBIT 10.33                          Page 1